Exhibit 99.2
Western Refining to Acquire Giant Industries Creating a New Leader in Refining and Marketing August 28, 2006

Safe Harbor Statement This presentation contains forward-looking statements. The forward-looking statements contained herein include statements about the consummation of the proposed merger and the benefits of the proposed merger. These statements are subject to inherent risks regarding the satisfaction of the conditions to the closing of the merger and the timing of the closing if it occurs. Forward looking statements also include those by Western regarding growth in areas it does business, growth of its asset portfolio, upside potential of the merger, future amounts of sour and heavy crude processing, future cost of feedstocks, future operational efficiencies and cost savings, future cash flow and earnings growth, financial EBITDA ratios, future dividend policies, the expected closing date of the merger, the timing of realizing the benefits of the merger, accretion, future throughput capacity, projections of financial strength and flexibility and future refinery utilization rates. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western's and Giant's business and operations involve numerous risks and uncertainties, many of which are beyond Western's or Giant's control, which could result in Western's or Giant's expectations not being realized or otherwise materially affect Western's or Giant's financial condition, results of operations and cash flows. Additional information relating to the uncertainties affecting Western's and Giant's businesses is contained in their respective filings with the Securities and Exchange Commission. The forward-looking statements speak only as of the date made, and Western and Giant do not undertake any obligation to (and expressly disclaim any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

This slide presentation may be deemed to be soliciting material relating to the proposed merger transaction between Western and Giant. In connection with the proposed merger, Giant plans to file a proxy statement with the SEC. Investors and security holders of Giant are advised to read the proxy statement and any other relevant documents filed with the SEC when they become available because those documents will contain important information about the proposed merger. The final proxy statement will be mailed to stockholders of Giant. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Giant with the SEC, at the SEC's web site at http://www.sec.gov. Copies of the proxy statement, when it becomes available, and Giant's other filings with the SEC may also be obtained free of charge from Giant Industries, Inc., 23733 North Scottsdale Road, Scottsdale, Arizona 85255, Attention: Investor Relations. Western, Giant and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from Giant's stockholders in favor of the proposed merger. Information regarding Western's directors and executive officers is available in Western's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 25, 2006. Information regarding Giant's directors and executive officers is available in Giant's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 1, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Transaction Overview

Enhanced refining platform Adds three refineries to Western's portfolio Increases crude oil throughput capacity from 117,000 bpd to 216,000 bpd Immediately doubles sour and heavy crude oil processing capacity Increased scope and scale in high-growth areas Introduces exposure to East Coast refining environment Expands presence in Southwestern United States Immediate footprint in complementary businesses Retail and Wholesale operations Opportunities for significant operational efficiencies Best practices implementations at both companies Significant vertical integration with Retail and Wholesale Immediately accretive to earnings and cash flow per share Financial strength and flexibility maintained Compelling Strategic and Financial Benefits

Transaction Highlights $83.00 per share All cash Total value: $1.5 billion including $275 million of Giant debt Purchase Price & Consideration Sources of Funding Timing Conditions to Closing Cash on hand of approximately $250 million Up to $1.5 billion senior secured term loan $500 million senior secured revolving credit facility Expected close in 4Q 2006 Standard regulatory approvals including Hart-Scott-Rodino Giant shareholder approval No financing condition

Overview of Giant Industries

Yorktown Refinery East Coast refinery with water access 62,000 bpd crude oil capacity Solomon complexity: 11.0 17,100 bpd coker, 26,700 bpd cat cracker Able to handle 150,000 ton tankers and 200,000 bbl barges 3.6 million bbl tankage Approximately 85% production of high-value products (gasoline and distillates) Heavy, high-acid crude agreement provides reliable source of cost- advantaged crude More than half of the estimated $130 - $155 million low-sulfur spending complete

Four Corners Refineries Ciniza and Bloomfield refineries serve attractive market areas Combined crude oil throughput capacity of 37,000 bpd Over 90% high-value product yield Feedstock: Local light sweet crude oil / NGLs TX-NM pipeline to provide incremental crude supply Owns over 250 miles of gathering lines Refined product terminals in Flagstaff and Albuquerque Bloomfield Ciniza Utah Flagstaff Phoenix Tucson Grand Junction Bloomfield Ciniza Gallup Santa Fe Albuquerque Colorado New Mexico Arizona Giant Refineries I-40 Refined Product Terminals

Retail Operations 159 service stations Located in New Mexico, Arizona and Colorado Brands include Giant, Mustang, Conoco and Shell Modern, high-volume self-service stations and convenience stores Provides outlet for Four Corners production Strong growth profile Steady growth in same store sales Colorado Utah Arizona New Mexico Retail Locations

Wholesale Operations Leaders in commercial fleet fueling and petroleum product distribution Lubricant and bulk petroleum distribution plants in Arizona and New Mexico 41 unmanned fleet fueling locations Fleets of truck transports allow for efficient transportation Annual fuel sales volumes of approximately 590 million gallons Annual lubricant revenue of approximately $63 million Long standing relationships in local communities Both Phoenix Fuel and Dial Oil founded over 75 years ago Phoenix Fuel / Dial Oil

Enhanced Platform for Growth

Attractive Timing for Strategic Transaction U.S. Refinery Utilization (a) Average Crack Spreads (b) Source: EIA. EIA projections from 2006-2025. Source: Bloomberg L.P. 3/2/1 crack spread based on WTI, USGC gasoline and USGC low sulfur diesel. As of 7/31/2006. Refinery utilization levels have increased during the past 20 years EIA projects long-term utilization will remain above 92% Mid-cycle margins continue to trend upward based on improving fundamentals Trailing 5-year average up more than 150% since 1999 (c)

Increased Focus on Lower-Cost Crudes Increasing Lower-Cost Crude Capacity (mbpd) Transaction increases ability to run lower-cost crude oils Immediate increase from 12% to 25% of total crude oil capacity Anticipated sour and heavy capacity of 100,000 bpd by the end of 2007 Larger network affords additional opportunities for organic growth Increasing Crude Differentials (a) Source: Bloomberg L.P. Maya has a similar gravity to the heavy crude processed at Yorktown but contains more sulfur and thus is generally less expensive, increasing the spread to WTI. As of 7/31/2006. (b) ($/bbl)

Crude Oil Capacity Geographic Presence Enhanced geographic diversity New exposure to East Coast (PADD I) Significant Geographic Diversity

3,400 3,200 Improved Competitive Positioning Comparison of Publicly-Traded Peers 3,400 3,200 Pro Forma Crude Oil Refining Capacity

Operational Efficiencies and Cost Savings Components Significant opportunities for operating efficiencies and consolidation of overlapping functions Increase Yorktown ULSD production and liquid yields Exchange of certain intermediates and blendstocks $20 Million in Anticipated Annual Savings and Operational Efficiencies Fully Realized in 2008

Financial Strength and Flexibility Moderate combined pro forma leverage 2.4x debt / LTM Adj. EBITDA 5.2x LTM Adj. EBITDA / Interest Prepayable term loan maximizes capital structure flexibility Fully committed financing Potential to fund portion of consideration via other financing tools Strong commitment to maintaining a balanced capital structure Track record of post-acquisition debt reduction Operating cash flows expected to fund future capital spending and repayment of debt Combined Capital Spending Forecast ($ in millions)

Conclusion

Attractive strategic timing Increases ability to process lower-cost crude oil Enhances geographic diversity Improves competitive positioning Opportunities for significant operational efficiencies Financial strength and flexibility maintained Immediately accretive to earnings and cash flow per share Summary Well Positioned for Continued Growth and Shareholder Value Creation

Q&A

Appendix

Adjusted EBITDA Reconciliation Adjusted EBITDA represents earnings before interest expense, income tax expense, amortization of loan fees, write-off of unamortized loan fees, depreciation, amortization and maintenance turnaround expense. However, Adjusted EBITDA is not a recognized measurement under GAAP. Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes and the accounting effects of significant turnaround activities (which many of our competitors capitalize and thereby exclude from their measures of EBITDA) and acquisitions, items that may vary for different companies for reasons unrelated to overall operating performance. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures or contractual commitments; Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt; Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and our calculation of Adjusted EBITDA may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. Western Refining, Inc. Giant Industries, Inc.